SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ____________________

                                   FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 8, 2004

                               ____________________


                            Detto Technologies, Inc.
               (Exact name of registrant as specified in Charter)

       Delaware                   333-100241               01-0650333
    (State or other          (Commission File No.)       (IRS Employee
    jurisdiction of                                   Identification No.)
   incorporation or
     organization)

                         14320 NE 21st Street, Suite 11
                               Bellevue, WA 98007
                    (Address of Principal Executive Offices)

                                  425-201-5000
                           (Issuer Telephone number)

                                Jitsource, Inc.
                                 (former name)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

Resignation of Director

Effective October 8, 2004, Mr. Michael Young resigned from the Board of Directors of the Registrant. To the knowledge of the board of directors and the executive officers of the Registrant, Mr. Young did not resign because of a material disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. The Registrant has provided Mr. Young with a copy of the disclosures it is making and has requested him to furnish the Registrant with statements as to any disagreements he might have with respect to this disclosure. Any letter received by the Registrant from Mr. Young regarding the disclosures herein will be filed as an exhibit by an amendment to this Current Report on Form 8-K.

A copy of Mr. Young's resignation notice is attached hereto as an exhibit.

Item 9.  Financial Statement and Exhibits.

Exhibit  Description
Number
-------  ------------------

 99.1    Resignation Notice

-------  ------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Detto Technologies, Inc.

                                                By:  /s/ Larry Mana'o
                                                     ---------------------------
                                                     Larry Mana'o
                                                         CEO

Dated: October 14, 2004